SUPPLEMENT DATED SEPTEMBER 5, 2001
                              TO THE PROSPECTUS OF

                               USALLIANZ ALTERITY
                        FLEXIBLE PREMIUM VARIABLE ANNUITY
                                DATED MAY 1, 2001

                                    ISSUED BY
                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
                         ALLIANZ LIFE VARIABLE ACCOUNT B


This supplement updates certain information contained in the prospectus and applies only to contracts issued in the STATE OF WASHINGTON.

In the state of Washington, when selecting a death benefit option, if you select the Enhanced Guaranteed Minimum Death Benefit, the Annual Increase Amount is equal to 3%. The following replaces the prospectus information in Section 9-Death Benefit entitled "A. 5% Annual Increase Amount".


         A. 3% Annual Increase Amount

           On the date your Contract is issued: the Annual Increase Amount is equal to your initial Purchase Payment.

           On each business day other than a Contract anniversary: the Annual Increase Amount is equal to its value on the immediately preceding business day reduced by the percentage of any Contract value you withdraw (including any contingent deferred sales charge) and increased by any additional Purchase Payments you make.

           On every Contract Anniversary: the Annual Increase Amount is equal to its value on the immediately preceding business day increased by 3% prior to your 81st birthday, reduced by the percentage of any Contract value you withdraw (including any contingent deferred sales charge), increased by any additional Purchase Payments you make.


                   Please keep this supplement for future reference




                                                                  PRO-005-0905